IN THE UNITED STATES BANKRUPTCY COURT

                         FOR THE DISTRICT OF DELAWARE


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                                    :
In re:                              : Chapter 11
                                    :
POLAROID CORPORATION,               : Case No. 01-10864 (PJW)
         et al.,                    :
         -- --                      :
                                    : Jointly Administered
                           Debtors. :
                                    :
                                    :
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                   NOTICE OF FILING OF DISCLOSURE STATEMENT
                   WITH RESPECT TO THIRD AMENDED JOINT PLAN
                    OF REORGANIZATION OF PRIMARY PDC, INC.
       (F/K/A POLAROID CORPORATION) AND ITS DEBTOR SUBSIDIARIES AND THE
                   OFFICIAL COMMITTEE OF UNSECURED CREDITORS


         PLEASE TAKE NOTICE that on September 25, 2003, the above-captioned debtors and debtors-in-possession (the "Debtors") filed the attached Third Amended Joint Plan of Reorganization of Primary PDC, Inc. (f/k/a Polaroid Corporation) and its Debtor Subsidiaries and the Official Committee of Unsecured Creditors.

Dated:   Wilmington, Delaware
         September 11, 2003



                                     /s/ Mark L. Desgrosseilliers
                                     ----------------------------
                                     Gregg M. Galardi (No. 2991)
                                     Eric M. Davis (No. 3621)
                                     Mark L. Desgrosseilliers (No. 4083)
                                     SKADDEN, ARPS, SLATE, MEAGHER
                                       & FLOM LLP
                                     One Rodney Square
                                     P.O. Box 636 Wilmington, Delaware 19899
                                     (302) 651-3000

                                            - and -

                                     Eric W. Kaup
                                     SKADDEN, ARPS, SLATE, MEAGHER
                                         & FLOM (ILLINOIS)
                                     333 West Wacker Drive
                                     Chicago, Illinois 60606
                                     (312) 407-0700


                                            Attorneys for Debtors and
                                              Debtors-in-Possession